                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


    Filed by the Registrant [X]

    Filed by a Party other than the Registrant [_]

    Check the appropriate box:
    [_]           Preliminary Proxy Statement
    [_]           Confidential, for Use of the Commission
                  Only (as permitted by Rule 14a-6(e)(2))
    [X]           Definitive Proxy Statement
    [_]           Definitive Additional Materials
    [_]           Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           BANK OF GRANITE CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  [X]   No fee required.
  [_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)   Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
     (2)   Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)   Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------
     (5)   Total fee paid:

           ---------------------------------------------------------------------
  [_]   Fee paid previously with preliminary materials:
  [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)   Amount Previously Paid:

           ---------------------------------------------------------------------
     (2)   Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------
     (3)   Filing Party:

           ---------------------------------------------------------------------
     (4)   Date Filed:

           ---------------------------------------------------------------------

                                     BANK OF
                                     GRANITE
                              C O R P O R A T I O N

                              23 NORTH MAIN STREET
                       GRANITE FALLS, NORTH CAROLINA 28630
                                 (704) 496-2000

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS - APRIL 23, 2001

TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of Bank of Granite Corporation will be held on Monday, April 23, 2001 at 10:30 a.m. local time. The meeting will be held at the Holiday Inn - Select, 1385 Lenoir Rhyne Boulevard, S.E. (at Interstate 40, Exit #125), Hickory, North Carolina for the following purposes:


         1. To consider the election of seven persons named as directors/nominees in the Proxy Statement dated March 23, 2001, which accompanies the Notice;

         2. To consider the Bank of Granite Corporation's proposed 2001 Incentive Stock Option Plan;

         3. To consider the ratification of the selection of Deloitte & Touche LLP as Bank of Granite Corporation's independent Certified Public Accountants for the fiscal year ending December 31, 2001; and

         4. To transact such other business as may properly be brought before the meeting or any adjournment thereof.


Only shareholders of record at the close of business on March 5, 2001 are entitled to receive notice of, and to vote at, this meeting.

Bank of Granite Corporation's 2001 Annual Shareholders Meeting proxy Ballot, Proxy Statement and its 2000 Annual Report are enclosed with this Notice.

YOUR VOTE AND PROMPT RESPONSE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY OF COURSE, WITHDRAW YOUR PROXY AND VOTE IN PERSON. YOUR PROMPT RESPONSE WILL SAVE YOUR COMPANY THE EXPENSES AND EXTRA WORK OF ADDITIONAL SOLICITATION.


                                           By order of the Board of Directors
                                           BANK OF GRANITE CORPORATION




                                           /s/ John A. Forlines, Jr.
Granite Falls, North Carolina              JOHN A. FORLINES, JR.
March 23, 2001                             Chairman and Chief Executive Officer

                 [Map to Annual Meeting location presented here]

                                     BANK OF
                                     GRANITE
                              C O R P O R A T I O N

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------
                 SOLICITATION, VOTING AND REVOCABILITY OF PROXY

General

The accompanying Proxy is solicited by the Board of Directors of Bank of Granite Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on April 23, 2001, and any adjournment thereof. The time and place of the meeting is set forth in the accompanying Notice of Meeting. The approximate date on which this Proxy Statement and the accompanying Proxy are first being sent or given to Shareholders of the Company is March 23, 2001

A COPY OF THE COMPANY'S 2000 ANNUAL REPORT INCLUDING FINANCIAL STATEMENTS IS INCLUDED WITH THIS PROXY STATEMENT AND HAS BEEN SENT TO EACH PERSON WHO WAS A SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON MARCH 5, 2001. THE COMPANY WILL ALSO PROVIDE TO ANY SHAREHOLDER, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR 2000 FILED ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") UPON WRITTEN REQUEST TO KIRBY A. TYNDALL, SECRETARY, BANK OF GRANITE CORPORATION, P.O. BOX 128, GRANITE FALLS, NORTH CAROLINA, 28630. SHAREHOLDERS AND OTHER INTERESTED PARTIES MAY ALSO OBTAIN THE COMPANY'S RECENT FILINGS WITH THE SEC FROM THE COMPANY'S INTERNET SITE AT WWW.BANKOFGRANITE.COM OR THROUGH THE SEC'S INTERNET SITE AT WWW.SEC.GOV BY SEARCHING FOR THE COMPANY'S CENTRAL INDEX KEY OF 0000810689.

Solicitation

All expenses of preparing, printing, and mailing the Proxy and all material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited in person or by telephone by directors, officers, and other employees of the Company, none of whom will receive additional compensation for their services.

Revocability of Proxy

This proxy shall be revocable at any time prior to its exercise by filing a written request with Kirby A. Tyndall, Secretary of the Company, by voting in person at the Shareholders' Meeting, or by presenting a duly executed proxy bearing a later date.

Voting Securities and Vote Required for Approval

At the close of business on March 5, 2001, the record date, the Company had 11,136,689 shares of Common Stock outstanding, par value $1.00 per share, which is the only class of stock outstanding. Only the holders of record of Common Stock of the Company at the close of business on March 5, 2001 are entitled to receive notice of the Annual Meeting of Shareholders and to vote on such matters to come before the Annual Meeting or any adjournment thereof.

Presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting and any adjournment thereof.

Except for Proposal 1 (the Election of Directors) under which the directors are elected by plurality, the approval of Proposal 2 (the 2001 Incentive Stock Option Plan) and Proposal 3 (the Ratification of the Selection of the Company's Independent Accountants), and approval of all other items which may be submitted to the shareholders for their consideration at the Annual Meeting requires the affirmative vote of a majority of shares present and voting. Each shareholder is entitled to one (1) vote for each share of Common Stock held by him or her at the close of business on the record date, March 5, 2001. Cumulative voting is not permitted, and shareholders do not have dissenters rights with respect to any of the matters to be considered.

On all proposals, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the outcome of the vote on such proposals.

The Board of Directors unanimously recommends a vote in favor of Proposals 1, 2 and 3. Each Proxy, unless the shareholder otherwise specifies, will be voted in favor of Proposals 1, 2 and 3. In each case where the shareholder has appropriately specified how the Proxy is to be voted, it will be voted in accordance with his or her specifications. Executed but unmarked Proxies that are returned to the Company will be voted (1) in favor of the proposed slate of directors, (2) in favor of the proposed 2001 Incentive Stock Option Plan and (3) in favor of the ratification of Deloitte & Touche LLP as the Company's independent accountants. Shareholders may designate a person or persons other than those named in the enclosed Proxy to vote their shares at the Annual Meeting or any adjournment thereof. As to any other matter or business which may be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying Proxy in accordance with the judgment of the person or persons voting the same, but the management and Board of the Company do not know of any other matter or business to come before the Annual Meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

To the knowledge of the Company, no individual shareholder owned beneficially more than five percent (5%) of the Company's outstanding Common Stock on the record date. Company Common Stock is held by Cede & Co. as nominee of securities depositories for various segments of the financial industry. As of the record date, Cede & Co. held shares registered in street name for approximately 2,800 individuals and organizations.

On the record date, the Company's Common Stock was owned by approximately 5,300 individuals and other entities, holding Stock either as holders of record, holders of shares registered in street name or as beneficial owners.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

The Boards of Directors of both the Bank of Granite Corporation and its bank subsidiary, Bank of Granite (the "Bank") are composed of the same persons. The Board of Directors of the Company's mortgage bank subsidiary, GLL & Associates, Inc. ("GLL") is composed of the Company's President, the Company's Secretary/Treasurer and GLL's President.

During the fiscal year ended December 31, 2000, the Company's Board of Directors held 10 meetings, the Bank's Board of Directors held 12 meetings and GLL's Board of Directors held 4 meetings. All members of the Boards of Directors attended more than 75% of the total number of meetings of the Boards of Directors and the total number of meetings held by committees of the Boards of which they are members.

The boards of directors for the Company and Bank are composed of the same persons, and the directors are paid an annual retainer of $6,000 and fees of $200 for attendance at each monthly and special meeting of the Company's Board. GLL directors were paid $200 for attendance at each quarterly meeting of GLL's Board. Directors received no additional compensation for attending committee meetings. The Bank's Board of Directors supervises the Bank's compensation matters and functions as the Bank's executive committee. The Company's Board has standing audit and nominating committees. The functions, composition and frequency of meetings for the audit and nominating committees in fiscal year 2000 were as follows:

NOMINATING COMMITTEE - The Nominating Committee is composed of directors John A. Forlines, Jr., Barbara F. Freiman, Hugh R. Gaither and Charles M. Snipes. The Nominating Committee makes recommendations to the Board of Directors with respect to nominees for election as directors. The Nominating Committee would consider shareholder nominees for Company and Bank Board membership. Any shareholder wishing to nominate a candidate for director must follow the procedures set forth in the section of this Proxy Statement entitled "Proposals For 2002 Annual Shareholders Meeting." During 2000, the Nominating Committee held 1 meeting.

COMPENSATION COMMITTEE - The Company's entire Board of Directors, which acts as the Compensation Committee, annually reviews and approves the compensation of all of the Company's executive officers and considers recommendations by the Company's management regarding the granting of incentive stock options. The Compensation Committee reports annually to the Company's shareholders as set forth in the section of this Proxy Statement entitled "Board Report On Executive Officer Compensation." During 2000, the Compensation Committee held 2 meetings.

AUDIT COMMITTEE - The Audit Committee is composed of directors Paul M. Fleetwood, III, CPA, Barbara F. Freiman and Boyd C. Wilson, Jr., CPA. The Audit Committee, whose members are neither officers nor employees of the Company or Bank, provides general oversight of the internal audit function, reviews the findings of external audits and examinations, evaluates the adequacy of the Bank's insurance coverage, and reviews the activities of the Bank's regulatory compliance efforts. All of the members of the Audit Committee are "independent" within the meaning of the rules promulgated by the Nasdaq Stock Market(R). During 2000, 12 meetings were held. All Audit Committee members attended more than 75% of the total number of Audit Committee meetings held during the fiscal year 2000.

                       AUDIT COMMITTEE REPORT AND CHARTER

AUDIT COMMITTEE REPORT

In accordance with its written charter (a copy of which is attached hereto as Appendix A) adopted by the Board of Directors (the "Board"), the Audit Committee of the Board (the "Audit Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2000, the Audit Committee held 12 meetings, and the Audit Committee Chair, as representative of the Audit Committee, discussed the interim financial information contained in each quarterly report with the CFO and independent auditors prior to the publication or filing of such quarterly report.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing and concurred in the appointment of a new director of internal audit. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee also discussed the results of the internal audit examinations.

The Audit Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

The Audit Committee has considered whether the provision of non-audit services by its independent auditors is compatible with maintaining the principal accountant's independence.

                           BANK OF GRANITE CORPORATION
                    Audit Committee of the Board of Directors
                    -----------------------------------------
                       Paul M. Fleetwood, III, CPA, Chair
                               Barbara F. Freiman
                            Boyd C. Wilson, Jr., CPA

AUDIT COMMITTEE CHARTER

The Audit Committee Charter, approved by the Board on May 8, 2000, is attached hereto as Appendix A.

                         ELECTION OF DIRECTORS/NOMINEES
                                  (PROPOSAL 1)

Seven (7) directors are being considered for election at the Annual Meeting, each to hold office for one year or until a successor is elected and qualified. The Company Board's directors/nominees are shown below along with biographical summaries and beneficial ownership of Common Stock. The information is presented, unless otherwise indicated, as of March 5, 2001.

All of the directors/nominees shown below have been previously elected as directors by the Company's shareholders and are currently serving on the Board of Directors.

In the event a director/nominee declines or is unable to serve as director, which is not anticipated, the shares represented by proxy will be voted for the Board's substitute nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS ELECT THE DIRECTORS/NOMINEES SHOWN IN THE FOLLOWING TABLE BY VOTING FOR PROPOSAL 1.

              DIRECTORS/NOMINEES AND NONDIRECTOR EXECUTIVE OFFICERS

Biographical summaries of the Company's directors/nominees and executive officers for the last five years are presented below.

DIRECTORS/NOMINEES

John N. Bray is President of Vanguard Furniture, Inc., a furniture manufacturing company headquartered in Hickory, North Carolina, where he has served in such capacity since 1970. Mr. Bray has also served as Director of Vanguard Furniture since 1970 and as Director of the Company and Bank since 1992.

Paul M. Fleetwood, III, CPA is President of Corporate Management Services, Inc., a real estate management company, and Catawba Valley Building Supply, Inc., a retail supplier of building materials, both of Hickory, North Carolina, where he has served in such capacities since 1977. Mr. Fleetwood has served as Director of the Company and Bank since 1998.

John A. Forlines, Jr. has served as Chairman and Chief Executive Officer of the Company since 1987 and as Chairman of the Bank since 1972. Mr. Forlines served as Chief Executive Officer of the Bank from 1954 until 1994. Mr. Forlines has served as Director of the Company since 1987 and Bank since 1954.

Barbara F. Freiman has served as a fund raising consultant since 2000. Prior to 2000, Ms. Freiman served as Executive Director of the Foundation of Caldwell Community College and Technical Institute from 1986 until 2000. Ms. Freiman has served as Director of the Company and Bank since 1989.

Hugh R. Gaither is President and Chief Executive Officer of Ridgeview, Inc., a hosiery manufacturer headquartered in Newton, North Carolina, where he has served in such capacity since 1975. Mr. Gaither has served as Director of the Company and Bank since 1997.

Charles M. Snipes has served as President of the Company since 1994 and as President and Chief Executive Officer of the Bank since 1994. Mr. Snipes has served as Director of the Company since 1987 and the Bank since 1982. Mr. Snipes has also served as Chairman and Director of GLL since 1997. In addition, Mr. Snipes has served as Director of Vanguard Furniture, Inc. since 1969.

Boyd C. Wilson, Jr., CPA is Vice President and Controller of Kincaid Furniture Company, Inc., a furniture manufacturer located in Hudson, North Carolina, where he has served in such capacity since 1990. Mr. Wilson has served as Director of the Company and Bank since 1996.

NONDIRECTOR EXECUTIVE OFFICERS

Kirby A. Tyndall, CPA is Senior Vice President, Secretary, Treasurer and Chief Financial Officer of the Company, Bank and GLL, where he has served in such capacities since 1997. Mr. Tyndall has also served as Director of GLL since 1997. From 1989 until 1997, Mr. Tyndall served as Senior Vice President and Chief Financial Officer of another community bank in North Carolina.

Gary L. Lackey is President and Chief Executive Officer of GLL, where he has served in such capacities since he founded GLL in 1985. Mr. Lackey has also served as Director of GLL since 1985. The Company acquired GLL in 1997.

The number of shares of Bank of Granite Corporation stock beneficially owned by the directors/nominees and nondirector executive officers are those owned as of March 5, 2001. Unless otherwise indicated, each director/nominee or nondirector executive officer has sole voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The source of information provided in the table is the Company's shareholder records.

------------------------------------------------------------------------------------------------------------------------
         Name of                                                    Director
  ----------------------      Principal Occupation       Age on     Since (1)       Amount and Nature       Ownership
  Director/Nominee (d/n)     during last five years     Dec. 31,   -----------        of Beneficial          as % of
      or Nondirector                                      2000     Company (c)          Ownership             Common
   Executive Officer (e)                                             Bank (b)                                 Stock
                                                                     GLL (g)
------------------------------------------------------------------------------------------------------------------------
JOHN N. BRAY (d/n)            President, Vanguard         58         1992 (c)          4,086 direct               0.05%
Hickory, N.C.                   Furniture, Inc.                      1992 (b)          1,175 indirect(2)
------------------------------------------------------------------------------------------------------------------------
PAUL M. FLEETWOOD,            President, Corporate        53         1998 (c)        112,500 direct               1.01%
  III, CPA (d/n)              Management Services,                   1998 (b)              - indirect
Hickory, N.C.               Inc. and Catawba Valley
                             Building Supply, Inc.
------------------------------------------------------------------------------------------------------------------------
JOHN A. FORLINES, JR.          Chairman and Chief         82         1987 (c)        536,867 direct               4.91%
(d/n)(e)                    Executive Officer of the                 1954 (b)         10,500 indirect(3)
Granite Falls, N.C.          Company (since 1987);
                              Chairman of the Bank
                              (since 1972); (Chief
                              Executive Officer of
                               the Bank, 1954-94)
------------------------------------------------------------------------------------------------------------------------
BARBARA F. FREIMAN (d/n)    Fund Raising Consultant       66         1989 (c)          6,674 direct               0.08%
Lenoir, N.C.                                                         1989 (b)          2,300 indirect(2)
------------------------------------------------------------------------------------------------------------------------
HUGH R. GAITHER (d/n)         President and Chief         50         1997 (c)            216 direct               0.00%
Newton, N.C.                   Executive Officer,                    1997 (b)              - indirect
                                Ridgeview, Inc.
------------------------------------------------------------------------------------------------------------------------
CHARLES M. SNIPES               President of the          67         1987 (c)        133,137 direct               1.48%
(d/n)(e)                     Company (since 1994);                   1982 (b)         31,750 indirect(2,3)
Hickory, N.C.                 President and Chief                    1997 (g)
                            Executive Officer of the
                               Bank (since 1994);
                             Chairman and Director
                              of GLL; Director of
                            Vanguard Furniture, Inc.
------------------------------------------------------------------------------------------------------------------------
BOYD C. WILSON,                Vice President and         48         1996 (c)          5,440 direct               0.10%
  JR., CPA (d/n)              Controller, Kincaid                    1996 (b)          5,947 indirect(2)
Hudson, N.C.                   Furniture Company
------------------------------------------------------------------------------------------------------------------------
KIRBY A. TYNDALL, CPA       Secretary, Treasurer and      45         1997 (g)          1,875 direct               0.06%
(e)                         Chief Financial Officer                                    4,350 indirect (3)
Hickory, N.C.                   of the Company,
                                 Bank and GLL;
                                Director of GLL
------------------------------------------------------------------------------------------------------------------------
GARY L. LACKEY (e)          Chief Executive Officer       50         1985 (g)          1,500 direct               0.02%
Clemmons, N.C.                and Director of GLL                                        700 indirect (3)
------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND EXECUTIVE OFFICERS                                                     802,295 direct               7.71%
AS A GROUP (9 PERSONS)                                                                56,722 indirect
------------------------------------------------------------------------------------------------------------------------

Notes:   (1)      Bank of Granite Corporation, the holding company for Bank of
                  Granite, was organized on January 30, 1987.

         (2) Shares of stock indirectly owned include those held in their spouse's name or by corporations controlled by such individuals.

         (3) The indirect stock ownership shown for the executive officers consists of those shares of Company Common Stock obtainable by such individuals within 60 days of March 5, 2001.

                           SUMMARY COMPENSATION TABLE

The following table summarizes current and long-term compensation and provides separate columns for stock- related compensation for each executive officer of the Company and its subsidiaries, Bank of Granite ("Bank") and GLL & Associates, Inc. ("GLL") whose total salary and bonus exceeded $100,000 for 2000.

-----------------------------------------------------------------------------------------------------------
                                                                          Compensation
                                                      -----------------------------------------------------
                                                               Annual
                                                      -------------------------- Long-term
                                                                                 Securities    All Other
               Name and                                   Base                   Underlying     Compen-
          Principal Position                Year         Salary     Bonus (1)   Options (2)   sation (3)
-----------------------------------------------------------------------------------------------------------
JOHN A. FORLINES, JR.                       2000         $ 249,100     $ 45,300         none      $ 53,726
Company Chairman and Chief                  1999         $ 235,000     $ 45,700        5,000      $ 42,859
Executive Officer; Bank Chairman            1998         $ 225,250     $ 45,800        4,375      $ 30,353
-----------------------------------------------------------------------------------------------------------
CHARLES M. SNIPES                           2000         $ 195,000     $ 36,200         none      $ 47,716
Company President;                          1999         $ 187,500     $ 36,500        5,000      $ 37,429
Bank President and Chief Executive          1998         $ 180,250     $ 36,800        4,375      $ 27,683
Officer; GLL Chairman and Director
-----------------------------------------------------------------------------------------------------------
KIRBY A. TYNDALL, CPA                       2000         $ 100,000     $ 18,500         none      $ 18,821
Company, Bank and GLL                       1999         $  90,000     $ 17,800        3,000      $ 13,874
Secretary, Treasurer and Chief              1998         $  85,000     $ 17,400        3,125      $  9,114
Financial Officer, GLL Director
-----------------------------------------------------------------------------------------------------------
GARY L. LACKEY                              2000         $ 120,000     $ 13,722         none      $ 13,000
GLL President and Chief Executive           1999         $ 100,000     $ 60,316        1,000      $ 12,600
Officer, GLL Director                       1998         $  72,000     $ 80,606        1,250      $ 11,500
-----------------------------------------------------------------------------------------------------------

Notes:   (1)      Figures shown represent actual incentive cash bonuses earned and accrued during the year indicated.

         (2) Figures shown represent number of shares of Company Common Stock subject to options which were awarded to the named executive officers shown during the years indicated.

         (3) Figures shown include amounts contributed by the Bank to its Profit-sharing Plan and by GLL to its 401(k) Plan (the "Plans") and allocated to the indicated executive officer's accounts. The plans are "tax qualified" under section 401(a) of the Internal Revenue Code and cover all employees. The following amounts were contributed to the indicated accounts:
                  Mr. Forlines $25,500 in 2000, $19,200 in 1999 and $12,800 in
                  1998; Mr. Snipes $25,500 in 2000, $19,200 in 1999 and $12,800
                  in 1998; Mr. Tyndall $17,670 in 2000, $12,936 in 1999 and
                  $8,192 in 1998; and Mr. Lackey $5,000 in 2000, $4,600 in 1999
                  and $3,500 in 1998.

                  Figures shown also indicate amounts contributed by the Bank to the indicated executive officer's Supplemental Executive Retirement Plan ("SERP") accounts. Because of Internal Revenue Code limitations on amounts which can be contributed to the named executive's Profit-sharing Plan accounts, the SERP was implemented by the Bank during 1994 to help replace those contributions "lost" by the named executives due to these limitations. Participation in the SERP is determined by the Board of Directors. The SERP is not a qualified plan under the Internal Revenue Code. Contribution earnings are determined by the Compensation Committee. The following amounts were contributed to the indicated accounts: Mr. Forlines $18,721 in 2000, $15,039 in 1999, and $9,248 in 1998; and Mr. Snipes
                  $9,225 in 2000, $7,716 in 1999 and $4,566 in 1998.

                  The Bank's Profit-Sharing Plan and related SERP are noncontributory defined contribution plans. The Company, Bank and GLL do not currently offer defined benefit plans as a part of employee benefits.

                  The remaining amounts include (i) the value of certain life insurance premiums paid for the indicated executives, based on the term insurance value of such payments as calculated under the Internal Revenue Code P.S. 58 rates or those of the insurer, if lower, and includable in the executive's taxable income for the year, (ii) the value of the personal use portion of the Company's vehicles provided to the executive and (iii) director fees. In 2000, the value of life insurance premiums paid were $470 for Mr. Forlines, $2,671 for Mr. Snipes and $351 for Mr. Tyndall. Also for 2000, the values for the personal use of vehicles were $635 for Mr. Forlines, $1,120 for Mr. Snipes and $7,200 for Mr. Lackey. Director fees for 2000 were $8,400 for Mr. Forlines, $9,200 for Mr. Snipes, $800 for Mr. Tyndall and $800 for Mr. Lackey.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

The Company granted no incentive stock options or stock appreciation rights ("SAR's") to the named officers during 2000.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       LAST FISCAL YEAR- END OPTION VALUES

The following table sets forth information with respect to the exercise of stock options by the named officers during 2000 and unexercised options held as of December 31, 2000.

------------------------------------------------------------------------------------------------------------------------
                                           Shares                     Number of Securities      Value of Unexercised
                                          Acquired       Value             Underlying               In-the-Money
                Name and                 on Exercise    Realized     Unexercised Options at          Options at
           Principal Position                (1)          (2)           Fiscal Year-end          Fiscal Year-end (3)
------------------------------------------------------------------------------------------------------------------------
JOHN A. FORLINES, JR.                          6,562      $ 52,568  Exercisable        9,625  Exercisable      $ 29,435
Company Chairman and Chief                                          Unexercisable      7,500  Unexercisable    $  5,444
Executive Officer; Bank Chairman
------------------------------------------------------------------------------------------------------------------------
CHARLES M. SNIPES                              6,562      $ 52,568  Exercisable        9,625  Exercisable      $ 29,435
Company President;                                                  Unexercisable      7,500  Unexercisable    $  5,444
Bank President and Chief Executive
Officer; GLL Chairman and Director
------------------------------------------------------------------------------------------------------------------------
KIRBY A. TYNDALL, CPA                              -      $      -  Exercisable        4,350  Exercisable      $  1,225
Company, Bank and GLL                                               Unexercisable      4,900  Unexercisable    $  2,556
Secretary, Treasurer and Chief
Financial Officer, GLL Director
------------------------------------------------------------------------------------------------------------------------
GARY L. LACKEY                                     -      $      -  Exercisable          700  Exercisable      $    200
GLL President and Chief Executive                                   Unexercisable      1,550  Unexercisable    $    800
Officer, GLL Director
------------------------------------------------------------------------------------------------------------------------

Notes:   (1)      Indicates number of shares acquired by indicated executive officer through the exercise of options during 2000.

         (2) Dollar amounts represent the aggregate dollar value realized by the indicated executive officer upon the exercise of options during 2000. The aggregate dollar value realized is calculated based on the difference between the fair market value of Company Common Stock on the date of exercise, less the underlying option's exercise or base price.

         (3) Dollar amounts shown represent the value of stock options held by the indicated executive officers at year end 2000. Only those options which are "in the money" are reported. An option is considered to be "in the money" if the fair market value of the Company's Common Stock exceeds the exercise or base price of the shares subject to the options at year end 2000. For those options "in the money", value is computed based on the difference between fair market value of Company Common Stock at year end 2000 and the exercise or base price of the shares subject to the options. The value of options exercisable and unexercisable at year end 2000 is also shown.

              EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL AGREEMENTS

The Company does not currently have employment contracts or change-in-control agreements with its executive or senior officers or key employees, except as follows:

GARY L. LACKEY EMPLOYMENT AND NONCOMPETITION AGREEMENT

Mr. Lackey joined the Company in November 1997 when the Company acquired GLL, which he founded. Mr. Lackey and GLL entered into an Employment and Noncompetition Agreement (the "Agreement"), which is effective until December 31, 2003. The Agreement addresses, among other issues, Mr. Lackey's compensation, benefits and perquisites and agreement not to compete with GLL under certain circumstances. The non-competition provisions are no longer applicable if there is a change in control of the Company, as defined in the Agreement.

                 BOARD REPORT ON EXECUTIVE OFFICER COMPENSATION

All compensation paid to the Company's executive officers is paid by the Bank to such persons in their capacity as executive officers of the Bank. Accordingly, the compensation of such executives is reviewed and approved annually by the full Board of Directors of both the Bank and the Company, which consist of the same persons. This report is furnished by the Company's Board of Directors, which acts as the Company's Compensation Committee (the "Compensation Committee").

The fundamental philosophy of Bank of Granite Corporation's compensation program is to offer competitive compensation opportunities for all executive officers which are based both on the individual's contribution and on the Company's performance. The compensation paid is designed to retain and reward executive officers who are capable of leading the Company in achieving its business objectives in an industry characterized by complexity, competitiveness, and change. Annual compensation for the Company's CEO (and other executive officers) consists of three elements:

         -        Base salary;

         - An annual cash incentive that is directly and indirectly linked to Company and individual performance (with Company performance measured on the basis of Return on Assets); and

         - Long-term equity participation, consisting of the issuance of stock options, designed to better align the interests of executive officers with those of the Company's shareholders.

For the Company's executives (and CEO), base salary is targeted to approximate average salaries for individuals in similar positions with similar levels of responsibilities who are employed by other banking organizations of similar size. The Company frequently participates in local, state, and other salary/compensation surveys and has access to other published salary/compensation data. The results of such surveys are used by the Compensation Committee in helping to set appropriate levels of Company CEO and other executive officer base salaries.

For 2000, the Compensation Committee increased the CEO's base salary by 6.0%. The Compensation Committee determined that the 6.0% increase in the CEO's base salary was appropriate in light of two primary factors. The first factor was a desire by the Company to provide the CEO with a base salary comparable to that paid by other banking organizations of similar size and financial performance. The Company's Board of Directors annually reviews national, regional, statewide and local peer group salary data (to the extent available) in its determination of a comparable base salary. A second factor considered by the Compensation Committee was that the Company's 2.46% return on assets placed the Company among the banking industry's top performers during 1999.

For the Company's executives (and CEO), the annual cash incentive during the years 1998, 1999 and 2000 ranged from 11.4% to 112.0% of base salary. For the Bank's named executives, the annual cash incentive ranged from 18.2% to 20.5% of base salary. For GLL's named executive, the annual cash incentive ranged from 11.4% to 112.0% of base salary. For the Bank and GLL, this means that up to approximately 20.5% and 112.0%, respectively, of executive annual compensation was variable, could fluctuate significantly from year to year, and was directly and indirectly tied to business and individual performance. For the Company's CEO, the percentage of annual cash incentive for 2000 was 18.2% of base salary. The annual cash incentive for the Bank's named executives is based on the Bank's return on assets (ROA). The Bank's Board of Directors, in its discretion, sets the threshold ROA target, based in part on the Bank's financial performance in prior years and the performance of banking organizations of similar size in the Bank's general geographic region. If the threshold ROA target is achieved, a stated dollar amount will be paid into an incentive compensation pool. The incentive compensation pool amounts are then distributed among incentive plan participants based on such participants' base salaries as a percentage of all participants' base salaries. If the Bank earns a ROA above the threshold level, an increasing dollar incentive pool is created up to a maximum dollar amount at a predetermined ROA level. The Company continued the incentive plan for GLL's CEO that GLL had prior to the merger. The incentive plan for GLL's CEO is based on a percentage of GLL's earnings before income taxes.

For the Company's CEO, executives (and other key employees), stock options may be granted each year in the discretion of the Board of Directors. While no formal system is employed in determining the number of stock options granted, both in the aggregate and to any one individual, the Board does take into account the Company's current financial performance and the number of stock options previously granted.

This report is provided as a summary of current Board practice with regard to annual compensation review and authorization of executive officer compensation and with respect to specific action taken for the CEO.

Because executive officer and CEO salaries are not expected currently or in the near future to exceed those limitations provided under Section 162(m) of the Internal Revenue Code, the Board currently has no specific policy which addresses the income tax deductibility of "qualifying compensation" under this specific code section. However, the Company's 1997 Incentive Stock Option Plan was designed to provide that compensation deductions, if any, available to the Company with respect to remuneration under such plan are not subject to the deduction limitations of Section 162(m).

                           BANK OF GRANITE CORPORATION
                Compensation Committee of the Board of Directors
                ------------------------------------------------
                               John N. Bray, Chair
                           Paul M. Fleetwood, III, CPA
                              John A. Forlines, Jr.
                               Barbara F. Freiman
                                 Hugh R. Gaither
                                Charles M. Snipes
                            Boyd C. Wilson, Jr., CPA


                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION

The full Company Board of Directors serves as the Company's compensation committee. John A. Forlines, Jr. and Charles M. Snipes both served as members of the Company's and Bank's Board of Directors during 2000 and also served as Company and Bank executive officers. Mr. Forlines is the Chairman and CEO of the Company and Chairman of the Bank. Mr. Snipes is the President of the Company, President and CEO of the Bank and Chairman of GLL. While Mr. Forlines and Mr. Snipes specifically excluded themselves from any compensation committee discussions concerning their own compensation, they did participate in compensation committee discussions concerning the compensation of other executive officers.

                                  PROPOSED 2001
                           INCENTIVE STOCK OPTION PLAN
                                  (PROPOSAL 2)

The Board of Directors is submitting to the shareholders, for their approval, the Company's 2001 Incentive stock Option Plan (the "2001 Plan"). The 2001 Plan was adopted by the Company's Board of Directors (the "Board") and became effective on January 8, 2001, subject to shareholder approval. The 2001 Plan is similar in its terms and its purpose to the 1997 Incentive Stock Option Plan for the Company, which was adopted by the Board of Directors and approved by the shareholders in 1997. The Board believes that option plans have proved to be an important means of attracting, retaining and motivating key employees.

REASON FOR SHAREHOLDER ADOPTION OF THE 2001 PLAN

The 2001 Plan is being submitted for consideration by the shareholders in order to comply with Nasdaq rules and in order to qualify remuneration attributable to option awards under the 2001 Plan to certain key executives as "performance based" under Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), as amended. Section 162(m) of the Code generally limits to $1,000,000 the amount of compensation a publicly-held corporation may deduct for compensation in any year to any chief executive officer and up to four of such corporation's other most highly compensated officers. Option awards under the 2001 Plan are intended to quality as incentive stock options under Section 422 of the Code, for which the corporation generally is not entitled to a deduction.

SUMMARY OF THE 2001 PLAN

The 2001 Plan is summarized below. However, this summary is qualified in its entirety by reference to the text of the 2001 Plan, a copy of which may be obtained without charge upon written request to Kirby A. Tyndall, Secretary, Bank of Granite Corporation, P.O. Box 128, Granite Falls, North Carolina 28630-0128.

General. The 2001 Plan provides that the Company may grant options to purchase Common Stock ("Options") to key employees of the Company and its subsidiaries. The purpose of the 2001 Plan is to promote the growth and profitability of the Company by increasing personal participation of officers and other key employees in the financial performance of the Company, by enabling the Company to attract and retain officers and employees of outstanding competence and by providing such officers and employees with an equity opportunity in the Company.

The 2001 Plan provides that Options may be granted in such amounts and at such time as the Compensation Committee of the Board of Directors shall determine. The 2001 Plan provides that the maximum amount of shares of Common Stock available for issuance pursuant to Options granted under the 2001 Plan is 200,000. Any shares of Common Stock related to Options which terminate by expiration, forfeiture or cancellation shall be available again for grant under the 2001 Plan. No employee may be granted under the Plan in any calendar year Options to purchase more than 5,000 shares of Common Stock. The numbers of shares subject to Options that may be granted under the 2001 Plan and the number of shares and exercise prices of outstanding Options shall be adjusted to reflect any change in the capitalization of the Company as contemplated in the 2001 Plan. No Options may be granted under the 2001 Plan after January 8, 2011.

Administration. The 2001 Plan shall be administered by the Compensation Committee of the Company's Board of Directors or other committee of the Board designated by the Board (the "Compensation Committee"). The Compensation Committee shall be composed solely of members who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and "outside directors" within the meaning of regulations adopted pursuant to Section 162(m) of the Code. The Compensation Committee shall have complete authority to control, operate, manage and administer the 2001 Plan. Subject to the terms of the 2001 Plan, such authority shall include, but not limited to, the right to (a) determine the employees who will receive Options, the timing of the grants and vesting of Options, and other terms of such Options, (b) make and amend rules governing the administration of the 2001 Plan, (c) construe and interpret the 2001 Plan, (d) take actions necessary maintain the 2001 Plan's compliance with securities, tax and other laws, and (e) to make other necessary determinations in connection with the administration of the 2001 Plan.

The Compensation Committee may designate selected Compensation Committee members or certain employees of the Company to assist the Board or Compensation Committee in the administration of the 2001 Plan and may grant authority to such persons to execute documents, including Options, on behalf of the Compensation Committee, subject to the requirements of the Section 16 rules under the Exchange Act and Section 162(m) under the Code. The 2001 Plan provides that no member of the Compensation Committee or employee of the Company assisting the Board or Compensation Committee in connection with the 2001 Plan shall be liable for any action taken or determination made in good faith.

Eligibility and Criteria for Grants. The 2001 Plan provides that Options may be granted only to employees of the Company or its subsidiaries who are designated as "Key Employees," which means an employee who holds a position of responsibility in a managerial, administrative, or professional capacity. As of March 5, 2001, there were approximately 62 such Key Employees eligible to receive Options. In determining the Key Employees to whom Options shall be granted under the 2001 Plan and the number of shares to be subject thereto, the Compensation Committee may take into account the level and responsibility of the employee's position, the level of the employee's performance, the employee's level of compensation, the assessed potential of the employee and such additional factors as the Compensation Committee may deem relevant to the accomplishment of the purposes of the 2001 Plan.

Exercise Price. The price per share at which an Option may be exercised is determined by the Compensation Committee at the time of grant, but the exercise price per share may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant.

Method of Exercise. Payment of the exercise price must be in cash. Options granted under the 2001 Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option does not affect the right to exercise the Option for the remaining shares subject to the Option.

Term of Options. The 2001 Plan generally provides that Options are exercisable at such time and upon such conditions as may be determined by the Compensation Committee at the time of the grant, except that the term of such Options may not exceed ten years from the date of the grant. In no event may an Option be exercised after the expiration of its fixed term. Stock Option Awards are intended to comply with Section 422 of the Code. The 2001 Plan prohibits repricing of outstanding Options.

Transferability of Options. In general, Options granted under the 2001 Plan may not be transferred other than by will or the laws of descent and distribution and during the optionee's lifetime may be exercised only by the optionee.

Termination of Employment. In general, outstanding Options terminate within one year of the termination of an Employee's employment because of death or disability and within 90 days of termination for any other reason, except that Options terminate immediately upon termination for cause. If an Employee dies without having exercised an Option, the Option may be exercised by the Employee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, to the extent of the shares with respect to which the option could have been exercised on the date of the Employee's death. The 2001 Plan also provides that Options granted thereunder will be forfeited if the holder of such Options engages in competition with the Company without the consent of the Company.

Change in Control Provisions. The 2001 Plan provides that, upon the occurrence of certain Change in Control Events (as defined below), all outstanding options become immediately vested and converted into the right to receive a cash lump sum payment (the "Cash-Out Payment") equal to the number of options converted times the highest closing price per share paid for the Common Stock during the 90 day period ending on the date of the Change in Control Event.

Such Cash-Out Payment will be triggered upon the earlier to occur of the following: (1) a Change in Control Event which results, directly or indirectly, in the Common Stock ceasing to be actively traded on the primary securities exchange or quotation system on which the Common Stock was traded immediately prior to such Change in Control Event; or (2) the termination of an optionee's employment within two years following a Change in Control Event for reasons other than cause (as defined in the 2001 Plan). Any of the following constitutes a Change in Control Event: (1) the consummation of any tender offer resulting in the transfer of ownership of 50% or more of the voting power of the Company's then-outstanding voting securities; (2) the merger or consolidation of the Company with another corporation that results in less than 50% of the voting power of the surviving corporation being owned in the aggregate by the Company's former shareholders other than affiliates of any party to the merger or consolidation; (3) the Company transfers all or substantially all its assets to another entity that is not a wholly-owned subsidiary of the Company; (4) any party becomes the beneficial owner of 50% or more of the combined voting power of the Company's then-outstanding voting securities; and (5) any tender offer, merger, consolidation, sale of assets, contested election, or combination of such transactions that results in a turnover of a majority of the Company's Board of Directors. Any Cash-Out Payment triggered by the foregoing provisions is payable no later than 90 days after the triggering event.

Amendment of Plan and Options. Subject to the provisions of the 2001 Plan, the 2001 Plan may be amended, altered or discontinued by the Compensation Committee at any time, but no such termination or amendment shall materially and adversely affect the rights and obligations of a holder of an Option theretofore granted without such holder's consent. The Compensation Committee may also amend the terms and conditions of any outstanding Option. However, no action may be taken that would alter or impair any rights or obligations under any outstanding Option without the consent of the holder of the Option.

Federal Income Tax Consequences. Certain tax consequences of the 2001 Plan under current federal law are summarized in the following discussion, which deals with the general tax principles applicable to the 2001 Plan, and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

Options granted under the 2001 Plan are intended to qualify as "incentive stock options" under Section 422 of the Code. A participant who is granted an Option generally will not be subject to federal income tax at the time of grant, and the Company generally will not be entitled to a tax deduction by reason of such grant. Upon exercise of an Option, no taxable income will be recognized by the participant, and the Company will not be entitled to a tax deduction by reason of such exercise. However, if shares purchased pursuant to the exercise of an Option are sold within two years from the date of grant or within one year after the transfer of such shares to the participant, the difference, with certain adjustments, between the fair market value of the shares at the date of exercise and the exercise price will be considered ordinary income, and the Company will be entitled to a tax deduction at the same time and in the same amount. In the event of a sale of shares purchased upon exercise of an Option, any appreciation above or depreciation below the fair market value at the date of exercise will generally qualify as capital gain or loss. In addition, to the extent the aggregate fair market value (determined at the time Options were granted) of the Common Stock with respect to which stock options are exercisable for the first time by the participant during any calendar year exceeds $100,000, such excess Options shall be treated as non-qualified options, and with respect to such non-qualified options exercised, the participant will recognize ordinary income equal to the fair market value of the stock received as of the date of exercise less the option price paid, and the Company will be entitled to a deduction of the same amount. The 2001 plan is intended to operate in a manner such that it will not subject any such deduction to the $1,000,000 deduction limitation imposed by Section 162(m) of the Code.

Effective Date; Duration. As noted above, the 2001 Plan became effective on January 8, 2001; provided that no Option granted under the 2001 Plan will become exercisable or payable until the 2001 Plan has been approved by the holders of a majority of the outstanding shares of Common Stock. If approved and unless the 2001 Plan is previously terminated by the Board or Compensation Committee, no Options may be granted under the 2001 Plan after January 8, 2011.

At March 5, 2001, options for 200,000 shares are available for grant under the 2001 Plan. On March 5, 2001, the closing price for the Company's Common Stock as reported by Nasdaq, was $19.94 per share.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2 TO ADOPT OF THE 2001 INCENTIVE STOCK OPTION PLAN.

                          SHAREHOLDER PERFORMANCE GRAPH

The performance graph shown on the following pages compares the Company's cumulative total return over the most recent five year period with both the Nasdaq Total Return Index and an Independent Bank Index (reflecting changes in certain peer group bank stocks). The Independent Bank Index, purchased from The Carson Medlin Company, Tampa, Florida, reflects the total return to shareholders of a group of 22 independent publicly owned community banks located in the southeastern states of Alabama, Florida, Georgia, North Carolina, South Carolina, Tennessee, Virginia and West Virginia. The banks range in asset size from $195 million to $1.5 billion. Returns are shown on a total return basis which assumes the reinvestment of dividends. Due to the trend of mergers and consolidation in the banking industry, the investment banking firm changes the composition of the Independent Bank Index from year to year to replace community banks that have been acquired or otherwise changed their structure in such a way as to make them unrepresentative of the community banks represented in the Index. The following list contains the institutions included in the 2000 Independent Bank Index.

                                                                      Assets
     Name, City, State                                           ($ in millions)

     United Security Bancshares, Inc., Thomasville, AL               $ 496
     TIB Financial Corporation, Key Largo, FL                          413
     Seacoast Banking Corporation, Stuart, FL                        1,104
     Capital City Bank Group, Inc., Tallahassee, FL                  1,492
     Fidelity National Corporation, Atlanta, GA                        947
     Southwest Georgia Financial Group, Moultrie, GA                   241
     PAB Bankshares, Inc., Valdosta, GA                                735
     Four Oaks Fincorp, Inc., Four Oaks, NC                            254
     FNB Financial Services Corporation, Reidsville, NC                666
     First Bancorp, Troy, NC                                           929
     CNB Corporation, Conway, SC                                       466
     Palmetto Bancshares, Inc., Laurens, SC                            657
     First Pulaski National Corporation, Pulaski, TN                   341
     Community Financial Group, Inc., Nashville, TN                    291
     National Bankshares, Inc., Blackburg, VA                          499
     FNB Corporation, Christiansburg, VA                               523
     Virginia Commonwealth Financial Corporation, Culpeper, VA         453
     Americal National Bankshares, Inc., Danville, VA                  541
     Central Virginia Bankshares, Inc., Powhatan, VA                   195
     Virginia Financial Corporation, Staunton, VA                      491
     C&F Financial Corporation, West Point, VA                         354
     First Century Bankshares Inc., Bluefield, WV                      378

                           BANK OF GRANITE CORPORATION
                           FIVE YEAR PERFORMANCE INDEX




               [Five Year Stock Performance Chart presented here]




                                   1995         1996          1997         1998         1999         2000
                                   -----        -----         -----        -----        -----        ----
Bank of Granite Corporation          100          152           163          186          147          162
Independent Bank Index               100          128           193          204          185          191
Nasdaq Total Return Index            100          123           151          213          395          238

The average compound annual returns for the five-year period ended December 31, 2000 were 10.1% for the Company, 13.8% for the Independent Bank Index and 18.9% for the Nasdaq Total Return Index. Returns by year for the Company and the two indices are presented below.

                                    1996          1997         1998         1999         2000
                                    -----         -----        -----        -----        ----
Bank of Granite Corporation         52.0%          7.2%        14.1%       -21.0%        10.2%
Independent Bank Index              28.0%         50.8%         5.7%        -9.3%         3.2%
Nasdaq Total Return Index           23.0%         22.8%        41.1%        85.4%       -39.7%

                    TRANSACTIONS WITH OFFICERS AND DIRECTORS

The Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers and their associates, on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others; and, in the opinion of Company management, these transactions do not and will not involve more than the normal risk of collectibility or present other unfavorable features.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership of Company Common Stock and reports of changes in ownership. Executive officer, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based on a review of the Section 16(a) reports furnished to the Company, all
Section 16(a) filings required of its directors and executive officers for 2000 were made, to the Company's knowledge and belief, in a timely manner.

                    RATIFICATION OF SELECTION OF ACCOUNTANTS
                                  (PROPOSAL 3)

The Board of Directors of the Company has selected the firm of Deloitte & Touche LLP as independent Certified Public Accountants to examine the financial statements of the Company for the year ending December 31, 2001. The firm is to report on the Company's consolidated balance sheets, and related consolidated statements of income, comprehensive income, cash flows, and changes in shareholders' equity, and to perform such other appropriate accounting services as may be required by the Board of Directors. It is expected that representatives of Deloitte & Touche LLP, who also served as the Company's accounting firm for the past fiscal year, will be present at the shareholders' meeting. They will be provided with any opportunity to make a statement if they desire to do so and to answer appropriate questions which may be raised at the meeting.

Principal Accounting Firm Fees

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of the Company's annual consolidated financial statements for the year ended December 31, 2000 and for the reviews of the consolidated financial statements included in the Company Quarterly Reports on Form 10-Q for the year were $84,300.

Financial Information Systems Design and Implementation Fees

There were no fees billed by Deloitte for professional services rendered for information technology services relating to financial information systems design and implementation for the year ended December 31, 2000.

All Other Fees

The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the year ended December 31, 2000 were $42,600.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2001 BY VOTING FOR PROPOSAL 3.

                 PROPOSALS FOR 2002 ANNUAL SHAREHOLDERS MEETING

From time to time, individual shareholders may wish to submit proposals which they believe should be voted upon by the Company's shareholders. The Securities and Exchange Commission has adopted regulations which govern the inclusion of such proposals in the Company's annual proxy materials. No such proposals were submitted for the 2001 Annual Meeting. Shareholder proposals intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Secretary of the Company at its executive office, 23 North Main Street, P.O. Box 128, Granite Falls, North Carolina 28630 no later than November 21, 2001 (which is 120 days prior to the expected date of the 2002 Proxy Statement) in order to be eligible for inclusion in the Company's Proxy Ballot and Proxy Statement for the 2002 Annual Meeting.

While the Company's Nominating Committee normally recommends and nominates individuals to serve as directors of the Company, shareholders may also nominate candidates for director, provided that such nominations are made in writing and are received by the Company at its executive offices not later than December 21, 2001 (which is 90 days prior to the expected date of the 2002 Proxy Statement). The nomination should be sent to the attention of the Company Secretary and must include, concerning the director nominee, the following information: full name, age, date of birth, educational background and business experience, including positions held for at least the preceding five years. The nomination must also include home and business addresses and telephone numbers and include a signed representation by the nominee to timely provide all information requested by the Company as part of its disclosure in regard to the solicitation of proxies for the election of directors. The name of each such candidate for director must be placed in nomination at the Annual Meeting by a shareholder present in person. The nominee must also be present in person at the meeting. A vote for a person who has not been duly nominated pursuant to these requirements is void.


                                 OTHER BUSINESS

Management of the Company knows of no other business to be presented to the meeting. If other matters should properly come before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying Proxy in accordance with the judgment of the person or persons voting the same.

All shareholders are invited to attend the Annual Meeting of Shareholders on April 23, 2001 at 10:30 a.m., at the Holiday Inn - Select, 1385 Lenoir Rhyne Boulevard, S.E. (at Interstate 40, Exit #125), Hickory, North Carolina. At the meeting you may vote your shares in person. Even if you plan to attend, however, please sign and return your Proxy promptly. A Proxy may be revoked at any time before it is voted, and the giving of a Proxy will not affect the right of a shareholder to attend the meeting and vote in person.


                                              By Order of the Board of Directors
                                              BANK OF GRANITE CORPORATION




                                              /s/ Kirby A. Tyndall
Granite Falls, North Carolina                 KIRBY A. TYNDALL
March 23, 2001                                Secretary

APPENDIX A


                             AUDIT COMMITTEE CHARTER

ROLE AND INDEPENDENCE

The Audit Committee (the "Audit Committee") of the Board of Directors (the "Board") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of Bank of Granite Corporation and Subsidiaries (the "Corporation") and such other duties as directed by the Board. The membership of the Audit Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgement. The Audit Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditors and the management of the Corporation. In discharging this oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose. This charter shall be reviewed, updated and approved annually by the Board.

RESPONSIBILITIES

The Audit Committee's primary responsibilities include:

         o Primary input into the recommendation to the Board for the selection and retention of the independent accountant that audits the financial statements of the Corporation. In so doing, the Audit Committee (i) will discuss and consider the auditor's written affirmation that the auditor is in fact independent, (ii) will discuss the nature and rigor of the audit process, receive and review all reports and (iii) will provide to the independent accountant full access to the Audit Committee (and the Board) to report on any and all appropriate matters.

         o Provision of guidance and oversight to the internal audit function of the Corporation including review of the organization, plans and results of such activity.

         o Review of financial statements (including quarterly reports) with management and the independent auditor. It is anticipated that these discussions will include quality of earnings, review of reserves and accruals, consideration of the suitability of accounting principles, review of highly judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Annually, after satisfactory review by the Audit Committee, the Corporation's audited financial statements included in the annual report on Form 10-K will be approved by the Board for filing with the Securities and Exchange Commission.

         o Discussion with management and the auditors of the quality and adequacy of the Corporation's internal controls.

         o Discussion with management of the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

         o Reporting on Audit Committee activities to the Board and issuance annually of a summary report (including appropriate oversight conclusions) suitable for submission to the shareholders.

Approved by the Board of Directors: March 12, 2001 and May 8, 2000

                            ***** SAMPLE BALLOT *****

[X] PLEASE MARK VOTES              REVOCABLE PROXY
    AS IN THIS EXAMPLE       BANK OF GRANITE CORPORATION

                                                                                       With- For All
THIS PROXY IS SOLICITED ON BEHALF OF THE                                         For   hold   Except
BOARD OF DIRECTORS.                                     1. ELECTION OF DIRECTORS [_]    [_]    [_]
                                                           John N Bray
                                                           Paul M. Fleetwood, III, CPA
The undersigned hereby appoints John A.                    John A. Forlines, Jr.
Forlines, Jr., John N. Bray, and Barbara                   Barbara F. Freiman
F. Freiman, or each of them, as Proxies,                   Hugh R. Gaither
each with the power to appoint his or her                  Charles M. Snipes
substitute and hereby authorizes each of                   Boyd C. Wilson, Jr., CPA
them to represent and to vote as                        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE
designated below all the shares of Common               FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL
Stock held on record by the undersigned                 EXCEPT" AND WRITE THAT NOMINEE'S NAME IN
on March 5, 2001, at the Annual Meeting                 THE SPACE PROVIDED BELOW.
of Shareholders to be held on April 23,                 _____________________________________________
2001, or any adjournment thereof.                                                For Against Abstain
                                                        2. APPROVAL OF THE 2001  [_]    [_]    [_]
                                                           INCENTIVE STOCK OPTION PLAN
                                                                                 For Against Abstain
                                                        3. THE RATIFICATION OF   [_]    [_]    [_]
                                                           THE ACCOUNTING FIRM DELOITTE
                                                           & TOUCHE LLP as the Corporation's
                                                           Independent Certified Public
                                                           Accountants for the year
                                                           ending December 31, 2001.
                                                        4. In their discretion, the Proxies
                                                           are authorized to vote upon
                                                           other such business as may properly
                                                           come before the meeting.
                                                        SHARES OF COMMON STOCK OF THE CORPORATION
Please be sure to sign and                              WILL BE VOTED AS SPECIFIED.  IF NO
date this Proxy in the                                  SPECIFICATION IS MADE, SHARES WILL BE VOTED
spaces below.                       Date                FOR PROPOSAL 1 TO ELECT THE BOARD OF
                                    __________________  DIRECTORS' NOMINEES TO THE BOARD OF
                                                        DIRECTORS, FOR PROPOSAL 2 TO APPROVE THE 2001
                                                        INCENTIVE STOCK OPTION PLAN AND FOR PROPOSAL
                                                        3 TO RATIFY THE ACCOUNTING FIRM OF DELOITTE &
_______________________ _______________________         TOUCHE, LLP AS THE CORPORATION'S AUDITORS,
Shareholder sign above  Co-holder (if any)              AND OTHERWISE AT THE DISCRETION OF THE
                        sign above                      PROXIES.
-----------------------------------------------------------------------------------------------------

 ***Detach above card, sign, date and mail in postage paid envelope provided.***
                           BANK OF GRANITE CORPORATION

The above signed hereby acknowledges receipt of the Notice of Annual Meeting of the Shareholders of the Corporation called for April 23, 2001, a Proxy Statement for the Annual Meeting, the Annual Report on Form 10-K and the 2000 Annual Report to Shareholders.

Please sign EXACTLY as your name(s) appear(s) on this proxy card. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

                          YOUR VOTE IS IMPORTANT TO US!
                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY